                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  THE FIRST ISRAEL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       MICHAEL A. PIGNATARO
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1)     Title of each class of securities to which transaction applies:
                        Capital stock, par value $.001 per share
        ------------------------------------------------------------------------
     (2)       Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE FIRST ISRAEL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, JANUARY 15, 1998
                               -----------------

TO THE SHAREHOLDERS OF
  THE FIRST ISRAEL FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The First Israel Fund, Inc. (the "Fund") will be held in the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Thursday, January 15, 1998 commencing at 10:00 a.m., for the following purposes:

        (1) To elect three (3) directors of the Fund.

        (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending September 30, 1998.

        (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The close of business on November 17, 1997 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about November 28, 1997.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                        SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: November 28, 1997
New York, New York

                          THE FIRST ISRAEL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, JANUARY 15, 1998
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 on Thursday, January 15, 1998 commencing at 10:00 a.m. and at any adjournment thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund and BEA Associates ("BEA"), the investment adviser to the Fund, and Bear Stearns Funds Management Inc., administrator of the Fund (the "Administrator"). The Fund also has retained MacKenzie Partners, Inc. ("MacKenzie") for proxy solicitation services in accordance with its customary agreement. MacKenzie will solicit Proxies from individuals, brokers, bank nominees and other institutional holders. See "Additional Information -- Solicitation Expenses." This Proxy Statement is expected to be mailed to shareholders on or about November 28, 1997.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for Director, FOR the ratification of Coopers & Lybrand L.L.P. as independent public accountants and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of shares voted while Proposal 2 requires the affirmative vote of a majority of the shares voted. Abstentions will be counted as present but not voting with respect to those proposals from which a stockholder abstains. Broker non-votes will be counted in favor of Proposals 1 and 2.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, November 17, 1997, there were 5,012,295 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:

    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy to be received on or before 10:00 a.m. on January 15, 1998.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of three (3) directors of the Fund, Mr. George W. Landau to serve until the 2001 Annual Meeting of the Fund, Mr. William W. Priest, Jr. to serve until the 2000 Annual Meeting of the Fund and Mr. Richard W. Watt to serve until the 1999 Annual Meeting of the Fund. In order to be elected pursuant to Proposal 1, the nominees will need the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

    The Board is divided into three classes. Each year the term of office of one class will expire and the successor or successors elected to such class generally serve for a three-year term. The classes of directors are as indicated below:

              Class I Director:                             Class II Directors:
              George W. Landau                              Jonathan W. Lubell
                                                            Steven N. Rappaport
                                                              Richard W. Watt
                                    Class III Directors:
                                    Dr. Enrique R. Arzac
                                      Peter A. Gordon
                                   William W. Priest, Jr.

    Each of the nominees currently serves as a director of the Fund and each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Messrs. Priest and Watt are interested persons of the Fund by virtue of their positions as directors and officers of BEA.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund and the officers and directors of the Fund as a group. Except as noted to the contrary, each of the nominees and the directors and officers of the Fund as a group has sole voting and investment power with respect to the Shares shown. Each nominee for director of the Fund, and the officers and directors of the Fund as a group, owns less than one percent of the outstanding Shares of the Fund.

                                        SHARES                                                                MEMBERSHIP ON BOARDS
                                     BENEFICIALLY                                      LENGTH OF SERVICE AS    OF OTHER REGISTERED
                                       OWNED ON     CURRENT PRINCIPAL OCCUPATION AND   DIRECTOR AND TIME OF   INVESTMENT COMPANIES
                                     NOVEMBER 17,    PRINCIPAL EMPLOYMENT DURING THE    MEMBERSHIP ON BOARD     AND PUBLICLY HELD
NAME (AGE)                               1997                PAST FIVE YEARS                OF THE FUND             COMPANIES
-----------------------------------  ------------   ---------------------------------  ---------------------  ---------------------
Dr. Enrique R. Arzac (56)..........        200      Professor of Finance and           Since 1996; current    Director of nine
 Columbia University                                Economics and Director of the      term ends at the 2000  other BEA-advised
 Graduate School of                                 Financial Management Program,      annual meeting.        investment companies;
 Business                                           Graduate School of Business,                              Director of The Adam
 New York, NY 10027                                 Columbia University (1971-pre-                            Express Company;
                                                    sent).                                                    Director of Petrole-
                                                                                                              um and Resources Cor-
                                                                                                              poration.

Peter A. Gordon (55)...............          0      Former General Partner of Ethos    Since 1994; current    Director of TCS Fund;
 152 W. 57th Street                                 Capital Management; Managing       term ends at the 2000  Director of the Mills
 New York, NY 10019                                 Director of Salomon Brothers Inc   annual meeting.        Corporation; Director
                                                    (1982-1992).                                              of five other
                                                                                                              BEA-advised invest-
                                                                                                              ment companies.

George W. Landau (77)..............          0      Chairman of the Latin American     Since 1995; current    Director of six other
 2 Grove Isle Drive #1609                           Advisory Board of the Coca-Cola    term ends at the 1998  BEA-advised
 Coconut Grove, FL 33133                            Corporation and Senior Advisor of  annual meeting.        investment companies;
                                                    Coca-Cola International                                   Director of Emigrant
                                                    (1988-present); President of the                          Savings Bank;
                                                    Americas Society and Council of                           Director of GAM
                                                    the Americas (7/85-10/93); United                         Funds, Inc.
                                                    States Ambassador to Venezuela
                                                    (1982-1985); United States
                                                    Ambassador to Chile (1977-1982)
                                                    and United States Ambassador to
                                                    Paraguay (1972-1977).

Jonathan W. Lubell (67)............          0      Partner in the law firm of         Since inception;       Director of one other
 750 Lexington Ave.                                 Morrison Cohen Singer & Weinstein  current term ends at   BEA-advised
 New York, NY 10022                                 from February 1989.                the 1999 annual        investment company.
                                                                                       meeting.

William W. Priest, Jr.* (55).......          0      Chairman -- Management Committee,  Since 1997; current    Director of ten other
 153 East 53rd Street                               Chief Executive Officer and        term ends at the 1998  BEA-advised
 New York, NY 10022                                 Executive Director of BEA          annual meeting.        investment companies.
                                                    (12/90-present).

Steven N. Rappaport (48)...........      2,000      President of Loanet, Inc. since    Since inception;
 153 E. 53rd Street                                 1997; Executive Vice President of  current term ends at
 New York, NY 10022                                 Loanet, Inc. since 1994;           the 1999 annual
                                                    Director, President, North         meeting.
                                                    American Operations, and former
                                                    Executive Vice President
                                                    (1/92-12/93) of Worldwide
                                                    Operations of Metallurg Inc.
                                                    (metal alloy company); Executive
                                                    Vice President, Telerate, Inc.
                                                    from 1987 until 1992; Partner, in
                                                    the law firm of Hartman & Craven
                                                    until 1987.

Richard W. Watt* (39)..............        540      Managing Director of BEA (7/96-    Since 1997; current    Director of seven
 153 East 53rd Street                               present); Senior Vice President    term ends at the 1998  other BEA-advised
 New York, NY 10022                                 of BEA (8/95-7/96); Head of        annual meeting.        investment companies.
                                                    Emerging Markets Investments and
                                                    Research at Gartmore Investment
                                                    Limited (11/92-6/95); Director of
                                                    Kleinwort Benson International
                                                    Investment (5/87-10/92)

                                        SHARES                                                                MEMBERSHIP ON BOARDS
                                     BENEFICIALLY                                      LENGTH OF SERVICE AS    OF OTHER REGISTERED
                                       OWNED ON     CURRENT PRINCIPAL OCCUPATION AND   DIRECTOR AND TIME OF   INVESTMENT COMPANIES
                                     NOVEMBER 17,    PRINCIPAL EMPLOYMENT DURING THE    MEMBERSHIP ON BOARD     AND PUBLICLY HELD
NAME (AGE)                               1997                PAST FIVE YEARS                OF THE FUND             COMPANIES
-----------------------------------  ------------   ---------------------------------  ---------------------  ---------------------
All directors and officers
 (12 persons, including the
 foregoing) as a group.............      2,740                     --                           --                     --

    During the fiscal year ended September 30, 1997, each director who is not a director, officer, partner, co-partner or employee of BEA, the Administrator, or any affiliate thereof, was entitled to receive an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The aggregate remuneration accrued to directors by the Fund during fiscal 1997 was $39,500, all of which has already been paid. During the fiscal year ended September 30, 1997, the Board convened four times. Emilio Bassini and Daniel Sigg resigned as directors of the Fund on January 1, 1997 and February 11, 1997, respectively. Effective August 11, 1997, Zeev Holtzman resigned as a director of the Fund. On February 11, 1997, William W. Priest, Jr. and Richard W. Watt were elected to serve as directors of the Fund. Each director other than Mr. Gordon (due to illness) attended at least seventy-five percent of the aggregate number of meetings of the Board. Messrs. Priest and Watt attended at least seventy-five percent of the number of meetings of the Board since their appointment as directors but less than seventy-five percent of the aggregate number of meetings of the Board. Each director attended at least seventy-five percent of the aggregate number of meetings of any committee on which he served.

    Messrs. Arzac, Rappaport, Gordon, Landau and Lubell constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. There is also a Valuation Committee composed of Messrs. Gordon, Landau and Watt that reviews prices of illiquid or restricted securities. The Board performs the functions of a nominating committee. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, during fiscal 1997, all filing requirements applicable to such persons were complied with.

    The following table shows certain information about the officers of the Fund other than Messrs. Priest and Watt, who are described above. Mr. Priest has been Chairman of the Board of the Fund since February, 1997. Mr. Watt has been President and Chief Investment Officer of the Fund since January, 1997. Mr. Pignataro has been Chief Financial Officer and Secretary of the Fund since the Fund commenced operations in October, 1992. Mr. Stamler has been Senior Vice President of the Fund since July, 1993. Mr. Liebes has been Senior Vice President of the Fund, Mr. Del Guercio has been Vice President of the Fund and Ms. Setnicka has been Treasurer of the Fund since August, 1997. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by BEA. The Fund has no bonus, profit sharing, pension or retirement plans.

                                              SHARES
                                           BENEFICIALLY
                                         OWNED ON NOVEMBER   POSITION WITH     CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
NAME                            AGE          17, 1997            FUND             EMPLOYMENT DURING THE PAST FIVE YEARS
--------------------------      ---      -----------------  ---------------  -----------------------------------------------
Paul P. Stamler...........          37               0      Senior Vice      Vice President of BEA (6/93-present); self-em-
 153 E. 53rd Street                                         President        ployed as a certified public accountant
 New York, NY 10022                                                          (4/92-5/93); Vice President of Bear, Stearns &
                                                                             Co. Inc. (6/88-3/92).

Hal Liebes................          33               0      Senior Vice      Senior Vice President and General Counsel of
 153 East 53rd Street                                       President        BEA (95-present); Chief Compliance Officer, CS
 New York, NY 10022                                                          First Boston Investment Management (94-95)
                                                                             Staff Attorney, Division of Enforcement, U.S.
                                                                             Securities and Exchange Commission (91-94);
                                                                             Associate, Morgan, Lewis & Bochius (89-91).

Rocco A. Del Guercio......          34               0      Vice President   Administrative Officer for BEA-advised invest-
 153 East 53rd Street                                                        ment companies (6/96-present); Assistant Trea-
 New York, NY 10022                                                          surer, Bankers Trust Corp. -- Fund Administra-
                                                                             tion (3/94-6/96); Mutual Fund Accounting Su-
                                                                             pervisor, Dreyfus Corporation (4/87-3/94).

Michael A. Pignataro......          38               0      Chief Financial  Vice President of BEA (12/95-present); Assis-
 153 E. 53rd Street                                         Officer and      tant Vice President and Chief Administrative
 New York, NY 10022                                         Secretary        Officer for Investment Companies of BEA
                                                                             (9/89-12/95).

Wendy S. Setnicka.........          33               0      Treasurer        Assistant Vice President of BEA (1/97-present);
 153 East 53rd Street                                                        Administrative Officer for BEA-advised invest-
 New York, NY 10022                                                          ment companies (11/93-present); Supervisor of
                                                                             Fund Accounting and Administration, Reich &
                                                                             Tang L.P. (6/89-11/93).

                                          COMPENSATION TABLE
------------------------------------------------------------------------------------------------------
                                           (3)
                                        PENSION OR       (4)             (5)
                                        RETIREMENT    ESTIMATED         TOTAL         TOTAL NUMBER OF
                            (2)          BENEFITS       ANNUAL    COMPENSATION FROM   BOARDS OF BEA-
                         AGGREGATE      ACCRUED AS     BENEFITS     FUND AND FUND         ADVISED
         (1)           COMPENSATION    PART OF FUND      UPON      COMPLEX PAID TO      INVESTMENT
NAME OF DIRECTOR         FROM FUND       EXPENSES     RETIREMENT      DIRECTORS      COMPANIES SERVED
------------------------------------------------------------------------------------------------------
Dr. Enrique R.
 Arzac...............    $   8,500         N/A           N/A          $  64,000                 10
Peter A. Gordon......    $   5,500         N/A           N/A          $  33,000                  6
George W. Landau.....    $   8,500         N/A           N/A          $  56,500                  7
Jonathan W. Lubell...    $   8,500         N/A           N/A          $  16,000                  2
Steven N.
 Rappaport...........    $   8,500         N/A           N/A          $   8,500                  1

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

    PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the present fiscal year ending September 30, 1998. This proposal will require for approval the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. At a meeting held on November 4, 1997, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending September 30, 1998. Coopers & Lybrand L.L.P. has been the Fund's independent public accountant since the Fund commenced operations in October 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. will not be present at the Meeting but will be available by telephone and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

    PROPOSAL 3: OTHER MATTERS WHICH MAY COME BEFORE THE MEETING; SHAREHOLDER
                                   PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 1999 Annual Meeting of Shareholders, the shareholder proposal must be received by the Fund no later than October 1, 1998.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT BEA AND THE ADMINISTRATOR

    BEA, the investment adviser to the Fund, is a New York general partnership organized in 1990 that is registered as an investment adviser under the Investment Advisers Act of 1940. The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The principal executive office of Bear Stearns Funds Management Inc., administrator to the Fund, is 245 Park Avenue, 15th Floor, New York, New York 10167.

BENEFICIAL OWNERS

    There are no persons who may be deemed beneficial owners of 5% or more of the Shares because they possessed or shared voting or investment power with respect to the Shares.

SOLICITATION EXPENSES

    The Board has retained MacKenzie for proxy solicitation services, for which it will be paid a fee of approximately $3,500 and will be reimbursed for its reasonable expenses. MacKenzie will solicit proxies from individuals, brokers, bank nominees and other institutional holders. MacKenzie's solicitation efforts may be made by telephone, telegram and in person. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's Shares, (c) payment of MacKenzie for its services and (d) supplementary solicitations to submit proxies, will be borne by the Fund.

                                         THE FIRST ISRAEL FUND, INC.

   3917-PS-97

                                                    PROXY

                                            THE FIRST ISRAEL FUND, INC.

                                                 ONE CITICORP CENTER
                                           153 EAST 53RD STREET, 51ST FLOOR
                                                 NEW YORK, NY 10022

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                 BOARD OF DIRECTORS

                                        The  undersigned hereby appoints
                                    Messrs. Michael A. Pignataro and Rocco A.
                                    Del Guercio as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgement on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The First Israel Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on Thursday, January 15, 1998, and at any adjournments thereof.

--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                               "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

        PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS DIRECTOR:            FOR nominees listed       WITHHOLD AUTHORITY
                Nominees: George W. Landau (three-year term)                  (except as marked to    to vote for the nominees
                          William W. Priest, Jr. (two-year term)              the contrary below)
                          Richard W. Watt (one-year term)                             / /                      / /

(Instruction: To withhold authority to vote for an individual, write the individual's name on the line below.)

--------------------------------------------------------------------------------

PROPOSAL 2--TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT                       FOR      AGAINST    ABSTAIN
PUBLIC ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998:                        / /        / /        / /

                  (CONTINUED--SIGNATURE REQUIRED ON NEXT PAGE)

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such.  If
                                             a  corporation, please sign in full
                                             corporate  name  by  president   or
                                             other   authorized  officer.  If  a
                                             partnership,   please    sign    in
                                             partnership   name   by  authorized
                                             person.
                                             Dated: ____________________________
                                             _________________  ________________
                                             Signature                   Print
                                             Name
                                             _________________  ________________
                                             Signature if held jointly   Print
                                             Name